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JBT Corporation

Investor Presentation
May 2013

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 7, 2013 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

JBT Corporation

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and Market Leader with Blue Chip Customer Base
- Global Franchises with Flexible Manufacturing Footprint
- Large, Recurring Revenue Stream with Higher Margins
- Well Positioned to Grow Organically, Especially in Emerging Markets
- Operating in Fragmented Markets with Opportunity for Consolidation
- Experienced Leadership Team with Strong Track Record
- Strong Balance Sheet & Attractive Cash Flow Generation Capabilities

JBT Corporation

Market Leader with Blue Chip Customer Base

Our Systems:

Our Systems	Customers
Sterilize More than 50% of the World's Shelf Stable Canned Foods Freeze More than 50% of the World's Frozen Foods Squeeze More than 75% of the World's Citrus Juices	Del Monte Quality, StarKist, Heinz, Aujan, Florida's Natural, Sama Farms, OSI, JBS, Délifrance, Moy park, Cutrale, Citrosuco, Dongwoo, ConAgra Foods, Sunkist, Love'em Ingham, Nestlé, Sadia, Tyson, Campbell's
Load 70% of the World's Overnight Express Packages	FedEx, DHL, Delta
Board 75% of U.S. Passengers	British Airways, United, DFW, China Southern, Air France KLM, Servisair

JBT Corporation

2012 Revenue & Operating Profit by Segment

Total Revenue

$917M


JBT
AeroTech
40%
JBT
FoodTech
60%

Total Segment Operating Profit

$87.5M


JBT
AeroTech
39%
JBT
FoodTech
61%

JBT Corporation

JBT FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications		Customers
Freezing & Chilling 34% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products	
Protein Processing 19% of revenue		Poultry & Meat Seafood	
Fruit & Juice Processing 34% of revenue		Juices Beverages	
		Tomato Paste Tomato Sauces	
In-Container Processing 13% of revenue		Shelf-Stable Products Formulated Milks Beverages	

Customers: Keystone Foods, Nestlé, Moy Park, ConAgra Foods, Délifrance, Ingham, JBS, OSI, Wayne Farms, Tyson, Sadia, Sahar Farms, Aujan Industries, Louis Dreyfus Citrus, Southern Gardens, Sunkist, Cutrale, COFCO 中粮, Florida's Natural, Del Monte, Rio Bravo Tomato, Morning Star, Campbell's, StarKist, Heinz

JBT Corporation

Note: % of 2012 JBT FoodTech revenue excludes aftermarket parts and service

JBT AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Gate Equipment 30% of revenue		Passenger boarding Air and power supply
Ground Support 37% of revenue		Container loading Cargo transporting Military aircraft loading Pushback/Towing Aircraft deicing
Airport Services 23% of revenue		Maintaining and monitoring airport facilities and equipment
Automated Systems 10% of revenue		Automated guided vehicle systems for material handling

Customers

FedEx
AMR
中国南方航空 CHINA SOUTHERN
DHL
Menzies Aviation
groundforce We handle, you fly.
AIR FRANCE KLM
BRITISH AIRWAYS
AIR CHINA 中国国际航空公司
Department of Defense United States of America
UNITED
TCR
Air Mobility Command
DFW
DELTA
P&G
Ford
Las Vegas McCarran International Airport
pepsi
LAX Los Angeles World Airports

JBT Corporation

Note: % of 2012 JBT AeroTech revenue excludes aftermarket parts and services

Business Seasonality

% of Annual Segment Operating Profit



JBT FoodTech
JBT AeroTech
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Historical Average 2006 - 2012

JBT Corporation

Global Footprint



Canada
2%
U.S.A
52%
EMEA
26%
Asia Pacific
13%
Latin
America
7%
JBT Personnel Locations
Production Facilities
% of 2012 Revenue

More than 25% of 2012 revenue generated from emerging markets

JBT Corporation

Large Recurring Revenue Base


Revenue ($MM)
$978
$1,028
$842
$880
$956
$917
$186
35%
34%
36%
43%
43%
42%
52%
2007
2008
2009
2010
2011
2012
1Q13
Recurring Revenue
Total Revenue

Recurring revenue 2007-2012 CAGR is 4%

Note: Recurring revenue includes aftermarket parts and services, equipment leases and airport services

JBT Corporation

Low Capital Requirements

Capital Expenditures ($MM)



$23.0
$22.9
$19.8
$24.3
$20.8
$24.7
$8.3
2007
2008
2009
2010
2011
2012
1Q13

Adj. Working Capital as % of Sales



Selected Industrials Mean
JBT
18.4%
17.6%
10.6%
5.6%
2007
2008
2009
2010
2011
2012
1Q13

Efficient deployment of capital supports strong free cash flow generation

Notes: 1) Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt), a reconciliation of Adjusted Working Capital to Working Capital is included in Appendix I

2) The companies included in the selected industrials sample are provided in Appendix III

JBT Corporation

Strong Free Cash Flow

- Generated average of $29M in annual free cash flow from `07-`12
- Primary uses of cash:
  - Growth initiatives
  - Quarterly dividend payments
  - Share repurchases
  - Debt repayment

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix II

Solid Balance Sheet & Liquidity Position

Debt Structure[1]

- **Private Placement Debt of $75MM**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $20MM** ($300MM Facility)
- Matures in 2017
- Rate of one month LIBOR + 127.5 bps

Liquidity

	$MM
Cash and Cash Equivalents[2]	$15
Available Capacity[3]	$278
Total Liquidity	$293

Key Credit Ratios[2][4]

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	11.1x	>3.5x
Total Debt/EBITDA(TTM)	1.3x	<3.25x

(1) Debt structure excludes $7MM of debt not associated with the credit facility.
(2) Based on 1Q 2013 actual results.
(3) Available capacity is based on the $300MM credit facility and $10MM of credit facilities held in the Asia Pacific region.
(4) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements.

JBT Corporation

4G's – JBT's Corporate Growth Strategy

4. Grow margins
3. Grow where the world is growing fastest
2. Grow beyond the sale
1. Grow our technology advantage



4
3
2
1

Supported by bolt-on acquisitions

Grow Margins

Segment Operating Margin



JBT FoodTech
JBT AeroTech
8.3%
9.6%
9.4%
10.5%
10.2%
10.7%
8.8%
7.8%
9.7%
7.5%
7.8%
8.4%
8.6%
8.5%
8.1%
9.4%
12 - 13%
10%
2005
2006
2007
2008
2009
2010
2011
2012
2015 Goal

Margin expansion through top-line growth and margin improvement initiatives

Note: Segment operating margin excludes restructuring charges from segment operating results, which are reported in other income and expense net.

JBT Corporation

Investment Highlights

- Technology and Market Leader with Blue Chip Customer Base
- Global Franchises with Flexible Manufacturing Footprint
- Large, Recurring Revenue Stream with Higher Margins
- Well Positioned to Grow Organically, Especially in Emerging Markets
- Operating in Fragmented Markets with Opportunity for Consolidation
- Experienced Leadership Team with Strong Track Record
- Strong Balance Sheet & Attractive Cash Flow Generation Capabilities

JBT Corporation

JBT Corporation




SERVICE
24/7
maintenance

JBT Corporation

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation





Backup

JBT Corporation





Segment Information

JBT FoodTech Field of View


Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Convenience **and** ***Choice*** **Drive Demand in Developed Markets**


U.S. Poultry Production
100%
80%
60%
40%
20%
0%
40
30
20
10
0
1980
1985
1990
1995
2000
2005
2010
2013E
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 3.6% CAGR

Further Process = 4.9% CAGR





Source: National Chicken Council

JBT Corporation

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
L. America
India
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

We Address Multiple Needs Across the Ground Support Spectrum


Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

	Ground Suport Equipment						Gate Equipment				Do Not Participate		
	Loaders	Deicers	Aircraft Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air	Airport Services	Bag Tractors	Belt Loaders	Lav Service
JBT	•	•	•	•	•	•	•	•	•	•			
A	•		•	•	•			•	•		•	•	•
B	•	•	•	•				•	•	•	•	•	•
C			•	•		•					•	•	•
D			•					•	•		•	•	
E			•								•		
F			•										
G	•		•	•	•						•		
H		•						•		•			
I		•											•
J		•											
K	•				•								
L	•		•		•						•		
M						•							
N							•			•			
O							•						
P								•					
Q								•	•				
R										•			
S										•			
T										•			

JBT Corporation

JBT AeroTech – Customers

2012 Sales of new equipment & technical services



Automated Guided Vehicles 10%
Other 7%
Airport Authorities 38%
Defense 9%
Ground Handlers 10%
Intl. Airlines 1%
US Airlines 14%
Air Freight 11%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy



Actual Market Growth Rates: 1990 to 2010
Forecast Market Growth Rates: 2011 to 2031
2.8%
3.2%
4.6%
5.0%
4.7%
5.2%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2012-2031





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	2007	2008	2009	2010	2011	2012	1Q13 TTM
Adjusted working capital (non-GAAP measure)	$ 55.2	$ 49.6	$ 55.8	$ 102.4	$ 126.6	$ 103.3	$ 95.3
plus: cash and cash equivalents	9.5	43.6	14.4	13.7	9.0	99.0	15.3
less: short-term debt and current portion of long-term debt	(1.1)	(0.6)	(0.4)	(1.7)	(4.4)	(2.0)	(4.0)
Working capital (GAAP measure)	$ 63.6	$ 92.6	$ 69.8	$ 114.4	$ 131.2	$ 200.3	$ 106.6
Revenue	$ 978.0	$ 1,028.1	$ 841.6	$ 880.4	$ 955.8	$ 917.3	$ 898.3
Adjusted working capital as a percent of revenue	5.6%	4.8%	6.6%	11.6%	13.2%	11.3%	10.6%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	2007	2008	2009	2010	2011	2012	1Q13
Free Cash Flow (non-GAAP measure)	$ 10.7	$ 58.9	$ 34.3	$ (6.8)	$ 15.6	$ 61.3	$ 9.5
plus: Capital Expenditures	23.0	22.9	19.8	24.3	20.8	24.7	8.3
Cash Provided by Operating Activities (GAAP measure)	$ 33.7	$ 81.8	$ 54.1	$ 17.5	$ 36.4	$ 86.0	$17.8

JBT Corporation

Appendix III

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company*
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company

* *Baldor Electric Company was acquired in January 2011 and is no longer included in the sample beginning with 2010 results.*

JBT Corporation